UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 25, 2004

MINE SAFETY APPLIANCES COMPANY

(Exact name of registrant as specified in its charter)

Pennsylvania	1-15579	25-0668780
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

121 Gamma Drive RIDC Industrial Park O’Hara Township Pittsburgh, Pennsylvania	15238
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (412) 967-3000

Item 7. Exhibits.

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated June 25, 2004, announcing the pricing of a secondary public offering of the Company’s Common Stock.

99.2	Mine Safety Appliances Company Press Release dated June 28, 2004, announcing the listing of the Company’s Common Stock on the New York Stock Exchange.

Item 5. Other Events and Regulation FD Disclosure.

On June 25, 2004, the Company issued a press release announcing the pricing of a secondary public offering of the Company’s Common Stock. A copy of the press release is furnished herewith as Exhibit 99.1 to this report.

On June 28, 2004, the Company issued a press release announcing the listing of the Company’s Common Stock on the New York Stock Exchange. A copy of the press release is furnished herewith as Exhibit 99.2 to this report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MINE SAFETY APPLIANCES COMPANY
(Registrant)

By	/s/ Dennis L. Zeitler
Dennis L. Zeitler
Vice President - Finance

Date: June 29, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Mine Safety Appliances Company Press Release dated June 25, 2004, announcing the pricing of a secondary public offering of the Company’s Common Stock.

99.2	Mine Safety Appliances Company Press Release dated June 28, 2004, announcing the listing of the Company’s Common Stock on the New York Stock Exchange.

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